UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________
SCHEDULE 14A
________________________________________________
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ADVANCED ENERGY INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 4, 2017, for Advanced Energy Industries, Inc.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet and is not a form for voting. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/aeis. To submit your vote while visiting this site, you will need the 12 digit control number in the box below.

Under new United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2017 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's annual meeting, please make this request on or before April 24, 2017.

View Proxy Materials and Annual Report Online at
www.proxydocs.com/aeis
A convenient way to view proxy materials and VOTE!

Have the 12 digit control number available when you access the website and follow the instructions.

Material may be requested by one of the following methods:

INTERNET	TELEPHONE	*E_MAIL
www.investorelections.com/aeis	(866) 648-8133	paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.
*If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included in your e-mail requesting material.

	ACCOUNT NO.	SHARES
Advanced Energy Industries, Inc. Notice of Annual Meeting

Date:	Thursday, May 4, 2017
Time:	9:00 AM (Mountain Daylight Time)
Place:	1625 Sharp Point Drive, Fort Collins, Co 80525
The purpose of the Annual Meeting is to take action on the proposals listed below.
The Board of Directors recommends that you vote "FOR" the following proposals:

1.	To elect 7 Directors.
	Nominees:	01 Frederick A. Ball	03 Ronald C. Foster	05 Thomas M. Rohrs	07 Yuval Wasserman
		02 Grant H. Beard	04 Edward C. Grady	06 John A. Roush
2.	Proposal Two - Ratification of the appointment of Grant Thornton LLP as Advanced Energy's independent registered public accounting firm for the fiscal year ending December 31, 2017.
3.	Proposal Three - Approval of Advanced Energy’s 2017 Omnibus Incentive Plan (including the Form of the Long Term Incentive Plan attached thereto)
4.	Proposal Four - Approval of Advanced Energy’s Short Term Incentive Plan
5.	Proposal Five - Advisory approval of Advanced Energy’s compensation of its named executive officers
6.	Proposal Six - Advisory vote on the frequency of future advisory votes on executive compensation
7.	Proposal Seven - Approval of an amendment to Advanced Energy’s bylaws to provide that Delaware will serve as the exclusive forum for the adjudication of certain legal disputes
Should you require directions to the annual meeting, please call (970) 221-4670
Vote in Person Instructions: While we encourage shareholders to vote by the means indicated above, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting.